                                                                      EXHIBIT 21

                          HILLENBRAND INDUSTRIES, INC.
                         SUBSIDIARIES OF THE REGISTRANT

      All subsidiaries of the Company as of December 5, 2005 are wholly-owned Indiana corporations, unless otherwise noted.

      Batesville Services, Inc.
      Hill-Rom, Inc.
      Hillenbrand Properties, Inc.
      Travel Services, Inc.
      Memory Showcase, Inc.
      Sleep Options, Inc.
      The Acorn Development Group, Inc.
      Sycamore Insurance Company Limited, a Bermuda corporation
      Larkspur Holdings, Inc., a Delaware corporation
      Forethought Federal Savings Bank, federally chartered

      Subsidiaries of Batesville Services, Inc.
            Batesville Casket Company, Inc.
            Batesville Casket Co. South Africa Pty, Ltd.
            Batesville International Corporation
            Batesville Logistics, Inc.
            Batesville Manufacturing, Inc.
            Batesville Casket de Mexico, S.A. de C.V., a Mexican corporation Green Tree Manufacturing, Inc.
            MCP, Inc.
            Modern Wood Products, Inc.
            WCP, Inc.

      Subsidiary of Batesville Casket de Mexico, S.A. de C.V.
            Industrias Arga, S.A. de C.V., a Mexican corporation

      Subsidiaries of Hill-Rom, Inc.
            Advanced Respiratory, Inc., a Minnesota corporation
            Allen Medical Systems, Inc.
            Hill-Rom Company, Inc.
            MEDIQ, Incorporated, a Delaware corporation

      Subsidiaries of Hill-Rom Company, Inc.
            NaviCare Systems, LLC, a Minnesota corporation
            Hill-Rom International, Inc.
            Hill-Rom Manufacturing, Inc., a Delaware corporation

      Subsidiaries of Hill-Rom International Inc.
            Hill-Rom Australia Pty, Ltd, an Australian corporation Hill-Rom Asia Limited, a Hong-Kong corporation

      Subsidiary of Hill-Rom Asia Limited
            Hill-Rom Business Services Co., LTD, a Hong-Kong corporation

      Subsidiary of Hill-Rom Manufacturing Inc.
            Hill-Rom Services, Inc., a Delaware corporation

      Subsidiary of Hill-Rom Services, Inc.
            Hill-Rom SARL, a French corporation

      Subsidiary of MEDIQ, Incorporated
            MEDIQ/PRN Life Support Services, LLC, a Delaware corporation

      Subsidiary of Allen Medical Systems, Inc.
            AMATECH Corporation

      Subsidiary of Hill-Rom Services, Inc. and Hill-Rom, Inc.
            Hill-Rom International B.V., a Netherlands corporation

      Subsidiaries of Hill-Rom International B.V.
            Hill-Rom B.V., a Netherlands corporation
            Hill-Rom Ltd., a United Kingdom corporation
            Hillrom S.A., a Switzerland corporation
            Hill-Rom Austria GmbH, an Austrian corporation

      Subsidiary of Hill-Rom B.V.
            Hill-Rom Finland

      Subsidiaries of Hill-Rom, Ltd. (UK)
            Hill-Rom (UK), Ltd., a United Kingdom corporation
            Batesville Casket UK, Ltd., a United Kingdom corporation

      Jointly owned subsidiary of Hill-Rom International B.V. and Hill-Rom Services, Inc.
            Hill-Rom GmbH, a German corporation

      Subsidiaries of Hill-Rom SARL
            Hill-Rom Industries SA, a French corporation
            Hill-Rom, S.p.A, an Italian corporation
            Hill-Rom SAS, a French corporation
            SCI Le Couviour Immoblier, a French corporation
            Hill-Rom Iberia S.L., a Spanish corporation
            Hill-Rom AB, a Swedish corporation

      Jointly owned by Hill-Rom SARL and Hill-Rom SAS
            Hill-Rom sro, a Czech Republic corporation

      Jointly owned subsidiary of Batesville International Corporation, Hill-Rom, Inc., Hill-Rom Manufacturing, Inc. and Hill-Rom Company, Inc.
            Hillenbrand Industries Canada, Ltd., an Ontario (Canada) corporation

      Subsidiaries of Hillenbrand Properties, Inc.
            Cutler Property, Inc.

      Jointly owned subsidiary of Sycamore Insurance Company Limited and Larkspur Holdings, Inc.
            Larkspur Ridge, LLC, a Delaware corporation

      Jointly owned by Green Tree Manufacturing, Inc. and
      Modern Wood Products, Inc.
            Global Products Co, Inc., S.A. de C.V., a Mexican corporation

      Jointly owned by MCP, Inc. and WCP, Inc.
            NADCO, S.A. de C.V., a Mexican corporation

                                       2